SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2004

ANGIODYNAMICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-50761	11-3146460
(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804
(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Transcript of conference call held on July 29, 2004 discussing financial results for the three months and 12 months ended May 29, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2004, AngioDynamics, Inc. hosted a conference call by telephone and internet access to discuss its financial results for the three months and 12 months ended May 29, 2004 and to provide guidance for future periods. A transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004	ANGIODYNAMICS, INC. (Registrant)

	By:	/s/ Joseph G. Gerardi
Joseph G. Gerardi
Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Transcript of conference call held on July 29, 2004 discussing financial results for the three months and 12 months ended May 29, 2004.

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